Convertible Notes Payable	12 Months Ended
Dec. 31, 2021
Convertible Notes Payable
Convertible Notes Payable

Note 7 – Convertible Notes Payable

2020 Convertible Promissory Notes

On December 10, 2020 and December 18, 2020, the Company issued unsecured convertible promissory notes to investors in the total principal amount of $5,125, and on February 4, 2021, and March 1, 2021, the Company issued additional unsecured convertible promissory notes to investors in the total principal amount of $4,875, as part of a single financing (collectively, the “2020 Notes"). The 2020 Notes accrued interest at eight percent per annum. The 2020 Notes were converted into 1,007,965 shares of Legacy Solid Power Series B Preferred Stock on May 5, 2021, in conjunction with the closing of the Legacy Solid Power Series B Preferred Stock (“Series B Financing”). The outstanding balance on the 2020 Notes, including accrued interest, was $10,228 when the 2020 Notes were converted to Legacy Solid Power Series B Preferred Stock. Interest expense for 2021 and 2020 was $210 and $15, respectively, for the 2020 Notes. The principal of the 2020 Notes was included in Additional paid-in capital and the fair value of the embedded derivative was recorded as a liability on the Legacy Solid Power’s Consolidated Balance Sheet. The fair value of the embedded derivative was $5,497. This balance was transferred, along with the accrued interest, to mezzanine equity upon conversion of the 2020 Notes to Series B Preferred Stock in conjunction with the Series B Financing.

2020 Convertible Promissory Notes Embedded Derivative

The 2020 Notes contained the following embedded derivatives: (i) a share settled redemption upon Qualified Financing; (ii) share settled redemption upon De-SPAC and; (iii) share settled redemption at maturity.

Embedded derivatives are separated from the host contract and carried at fair value when: (a) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract; and (b) a separate, stand-alone instrument with the same terms would qualify as a derivative instrument. The Company has concluded that certain embedded derivatives within the 2020 Notes meet these criteria and, as such, must be valued separate and apart from the 2020 convertible promissory notes as one embedded derivative and recorded at fair value each reporting period.

See Note 8 -Fair Value Measurement for information about the assumptions that the Company used to measure the fair value of the embedded derivative.

2019 Convertible Promissory Notes

On December 4, 2019, the Company issued an unsecured convertible promissory note to an investor in the principal amount of $3,000 (the "2019 Note," and together with the 2020 Notes, the "Convertible Promissory Notes"). The 2019 Note accrued interest at 5 percent per annum. The 2019 Note converted into 254,899 shares of Legacy Solid Power Series B Preferred Stock, in conjunction with the Series B Financing. Upon this conversion, the 2019 Note converted to Series B Preferred Stock at a 30 percent discount. See

Note 8 – Fair Value Measurement for information about the assumptions that the Company used to measure the fair value of the 2019 Note. At December 31, 2020, the outstanding balance on the 2019 Note was $3,612. For the years ended December 31, 2021 and 2020, interest expense of $53 and $150 was incurred related to the 2019 Note, respectively.

For all debt instruments, including any for which the Company has elected fair value accounting, the Company classifies interest that has been accrued during each period as Interest expense on the Consolidated Statements of Operations.